1 TEJON RANCH CO. RESTRICTED STOCK UNIT AGREEMENT Pursuant to the 2023 STOCK INCENTIVE PLAN This Restricted Stock Unit Agreement (this “Agreement”) is made and entered into as of the XX day of XXX, 20XX (the “Date of Grant”) by and between Tejon Ranch Co., a Delaware corporation (the “Company”), and XXX XXX (“Grantee”). This Agreement is entered into pursuant to the Company’s 2023 Stock Incentive Plan, as amended (the “Plan”). Unless otherwise defined in this Agreement, capitalized terms used herein have the meanings designated in the Plan. 1. GRANT OF RESTRICTED STOCK. The Company hereby, as of the Date of Grant, grants to Grantee a restricted stock unit award (hereinafter referred to as the “Restricted Stock Units”) of XXXX Restricted Stock Units in accordance with the Plan and the Bonus Program. Each Restricted Stock Unit represents the unfunded, unsecured right of the Grantee to receive a share of the Company’s common stock (the “Common Stock”) on the date(s) specified herein based on the vesting criteria set forth in Section 2 hereof. 2. VESTING. (a) Normal Vesting Provisions. The vesting provisions for the Restricted Stock Units shall be as set forth in Exhibit A hereto. (b) Vesting Upon a Change of Control. The effect of a Change of Control upon the vesting of the Restricted Stock Units, if any, shall be as set forth on Exhibit A hereto. Nothing in this Agreement shall limit or otherwise affect any other contractual right now existing or hereafter entered into relating to the acceleration of the vesting of the Restricted Stock Units. (c) Conversion of Restricted Stock Units and Issuance of Shares. Upon the vesting of the Restricted Stock Units hereunder in accordance with Section 2 hereof, one share of Common Stock shall be issuable (the “Shares”) for each Restricted Stock Unit that vests at such time (each such occurrence, a “Vest Date”), in accordance with the terms and provisions of the Plan and this Agreement. The Company will transfer such Shares to Grantee subject to satisfaction of any required tax withholding obligations as set forth in Section. (d) No Fractional Shares. No fractional Shares shall be issued pursuant to this Agreement. In the event a fractional Share would otherwise be required to be issued hereunder, the fractional amount will be rounded up or down depending on the size of the fractional Shares, as determined in the sole discretion of the Committee, such that only whole Shares are awarded.

2 3. TERMINATION OF EMPLOYMENT. Subject to the terms set forth in Exhibit A hereto, and unless the Committee determines otherwise, if prior to vesting of all or any of the Restricted Stock Units, Grantee’s employment with the Company or any of its subsidiaries is terminated for any reason, including, without limitation termination upon Grantee's death or disability, Grantee shall immediately forfeit to the Company the portion of the Restricted Stock Units which has not vested. 4. TAXES. Grantee acknowledges that the vesting of the Restricted Stock Units will give rise to a withholding tax liability. Grantee agrees to remit to the Company the amount of any taxes required to be withheld. The Company reserves the right to take whatever actions are necessary to satisfy its tax withholding obligations, including, without limitation, retaining and/or selling Shares otherwise issuable upon a Vest Date as may be necessary to satisfy such withholding obligations. 5. THE PLAN. The Restricted Stock Units granted pursuant to this Agreement are subject to the terms and conditions set forth herein as well as the provisions of the Plan. In the event of a conflict between the terms of the Plan and this Agreement, the Plan, shall control. The Company will provide a copy of the Plan and Bonus Program to Grantee upon request. 6. RESTRICTIONS. Prior to vesting of the Restricted Stock Units and issuance of Shares related thereto, Grantee shall not sell, pledge, assign, transfer, hypothecate, or otherwise dispose of the Restricted Stock Units or the Shares underlying such Restricted Stock Units, and the Restricted Stock Units and the underlying Shares shall not be subject to execution, attachment or similar process. Any attempt prior to the vesting of such Restricted Stock Units to sell, pledge, assign, transfer, hypothecate, or otherwise dispose of Restricted Stock Units or the underlying Shares, or to subject the Restricted Stock Units or the underlying Shares to execution, attachment or similar process, shall be void ab initio and may result in the entire award of Restricted Stock Units hereunder becoming immediately null and void, in the sole discretion of the Committee. The Committee may, in its sole discretion, impose other restrictions including, but not limited to, those applicable under any federal or state statute or common law, rule or regulation, or any rule or regulation of any securities exchange on which the stock may be listed, or any rule or policy the Company may from time to time adopt, including but not limited to block trades, window periods and blackout periods. 7. GOVERNING LAW. This Agreement shall be governed by, and construed, interpreted and enforced under, the laws of the State of California, without giving effect to the principles of conflicts of law.

3 8. ENTIRE AGREEMENT. This Agreement, including the Plan and the Bonus Program, constitutes the entire agreement between Grantee and the Company relating to the subject matter hereunder. No other prior or contemporaneous agreements, promises, representations, covenants, warranties, or any other undertaking whatsoever respecting such matters shall be deemed in any way to exist or to bind any of the parties. Grantee acknowledges and agrees that he has not executed this Agreement in reliance on any such other agreement, promise, representation, covenant, warranty, or undertaking. 9. AMENDMENT. By written notice to Grantee, the Committee reserves the right to amend the Plan or the provisions of this Agreement provided that no such amendment will impair, in any material respect, Grantee’s writes under this Agreement without Grantee’s consent except as required to comply with applicable laws. 10. STOCK CERTIFICATES Certificates evidencing the Shares shall not be issued until the occurrence of a Vest Date, and then only for the portion of the Restricted Stock Units that has vested. Promptly after a Vest Date, the Company shall deliver a stock certificate for the Shares underlying the Restricted Stock Units that vested on such Vest Date to Grantee. 11. REGISTRATION. At the present time, the Company has an effective registration statement on file with the Securities and Exchange Commission with respect to the Shares subject to this award of Restricted Stock Units. The Company intends to maintain this registration but has no obligation to do so. In the event the registration ceases to be effective, Grantee will not be able to transfer or sell Shares issued to Grantee pursuant to this Agreement unless exemptions from registration under applicable securities laws are available. Such exemptions from registration are very limited and might be unavailable. Grantee hereby agrees that any resale of the Shares issued pursuant to this Agreement shall comply in all respects with requirements of all applicable securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the respective rules and regulations promulgated thereunder) and any other law, rule or regulation applicable thereto, as such laws, rules, and regulations may be amended from time to time. 12. STOCKHOLDER RIGHTS. Grantee shall have no rights as a stockholder with respect to the Restricted Stock Units granted hereunder or the Shares underlying such Restricted Stock Units, unless and until Shares are issued in respect of vested Restricted Stock Units, and then only to the extent of such issued Shares.

4 13. EMPLOYMENT RIGHTS. No provision of this agreement shall (a) confer upon Grantee any right to continue in the employ of the Company or any of its subsidiaries; (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Grantee, with or without cause; or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. 14. ADDITIONAL STOCKHOLDER APPROVAL The Committee reserves the right to reduce the maximum number of Restricted Stock Units that may vest hereunder on a pro rata basis in its discretion as necessary so as not to exceed the remaining Shares of Common Stock available under the Plan, unless and until the Company has received the approval of its stockholders to amend the Plan to add a sufficient number of Shares of Common Stock to the Plan to cover the maximum amount of Shares that could vest under this Agreement.

5 IN WITNESS WHEREOF, the Company has caused this Restricted Stock Unit Agreement to be duly executed by its officers thereunto duly authorized, and Grantee has hereunto set his or her hand as of the date first above written. TEJON RANCH CO. By: GRANTEE: Name:

EXHIBIT A VESTING PROVISIONS The vesting provisions set forth below are subject to Section 3 of the Agreement. I. Normal Vesting Provisions (Time Based Component) The Restricted Stock Units allocated to the time based component above shall vest one third each calendar year, beginning XXXX XX, 20XX. . Vesting Schedule: YEAR 1 YEAR 2 YEAR 3 XXX Shares XXX Shares XXX Shares II. Vesting Upon a Change of Control (a) The time-based component, to the extent not already vested, shall vest in full upon a Qualifying Termination that occurs within twenty-four (24) months following a Change of Control. For purposes of this Agreement, “Qualifying Termination” means either a termination of the Grantee’s employment by the Company without “Cause” or due to a resignation by the Grantee for “Good Reason”. (b) For purposes of this Agreement, “Cause” shall have the meaning set forth in any individual agreement between the Company and the Grantee or, if the Grantee is not a party to any such agreement that defines the term “Cause”, then “Cause” shall mean (i) the Grantee’s professional dishonesty, willful misconduct or breach of fiduciary duty involving self-dealing or personal profits; (ii) the Grantee’s willful and continued failure to substantially perform his or her duties with the Company or abide by Company policies (excluding any such failure as a result of physical or mental illness) after a written notice of such failure is delivered to the Grantee by the Board specifically identifying the manner in which the Board believes the Grantee has not substantially performed his duties or abided by policies; (iii) the Grantee engages in intentional misconduct which is injurious to the Company and its subsidiaries, including without limitation the intentional, wrongful disclosure of material secret or confidential information of the Company or any of its subsidiaries or an intentional act of fraud or embezzlement; or (iv) the Grantee is convicted of, or pleads guilty or nolo contendere to, a felony or engages in illegal conduct involving moral turpitude.

(c) For purposes of this Agreement, “Good Reason” shall have the meaning set forth in any individual agreement between the Company and the Grantee or, if the Grantee is not a party to any such agreement that defines the term “Good Reason”, then “Good Reason” shall mean, without the Grantee’s prior written consent, (i) a substantial reduction in the duties and responsibilities of the Grantee below those he or she had in the position he or she held immediately prior to the Change of Control; (ii) the Company shall require the Grantee to have as his or her principal location of work any location which is not within 50 miles of the Company’s headquarters at the date of this Agreement; or (iii) the Company shall reduce the base salary of the Grantee. (d) For purposes of this Agreement, a “Change of Control” of the Company shall be deemed to have occurred if any one of the following events occurs: (i) except as provided in Section II(e) of this Exhibit A, the acquisition by any person or group of beneficial ownership of 20% or more of the outstanding shares of Common Stock of the Company or, if there are then outstanding any other voting securities of the Company, such acquisition of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) the Company sells all or substantially all of its assets (or consummates any transaction having a similar effect) or the Company merges or consolidates with another entity or completes a reorganization, except that: (A) no such transaction shall be deemed to constitute a Change of Control if the holders of the voting securities of the Company outstanding immediately prior to the transaction own immediately after the transaction in approximately the same proportions 80% or more of the combined voting power of the voting securities of the entity purchasing the assets or surviving the merger or consolidation or, in the case of a reorganization, 80% or more of the combined voting power of the voting securities of the Company; (B) no such merger, sale of assets or consolidation shall be deemed to constitute a Change of Control if: (I) the holders of the voting securities of the Company outstanding immediately prior to the transaction own immediately after the transaction in approximately the same proportions less than 80% but more than 50% of the combined voting power of the voting securities of the entity purchasing the assets or surviving the merger or consolidation (which shall be deemed to be the parent entity in a triangular merger or other similar transaction);

(II) no person or group beneficially owns 20% or more of the outstanding shares of common stock of the entity purchasing the assets or surviving the merger or consolidation (which shall be deemed to be the parent entity in a triangular merger or other similar transaction) or 20% or more of the combined voting power of all voting securities of such entity entitled to vote generally in the election of directors except to the extent that such ownership existed in the Company prior to the transaction; and (III) at the time of the merger, sale of assets or consolidation, at least a majority of the members of the Board of Directors of the entity consists of Incumbent Directors (as defined below); (iii) the stockholders of the Company approve a complete liquidation or dissolution of the Company. (iv) the Board of Directors of the Company (if the Company continues to own its business) or the board of directors or comparable governing body of any successor owner of its business (as a result of a transaction which is not itself a Change of Control) consists of a majority of directors or members who are not Incumbent Directors. (v) “Incumbent Directors” includes only those persons who (i) are serving as a director of the Company on the date of this Agreement, or (ii) became a director after the date of this Agreement and whose election or nomination for election by the stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors. In no event, however, shall any director whose election to office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by on behalf of a person or entity other than the Board of Directors of the Company be an Incumbent Director. (e) Special Exceptions Pertaining to a Change of Control (i) A “Change of Control” shall not be deemed to occur under Section II(d)(i) of this Exhibit A: (A) upon any acquisition of beneficial ownership of Common Stock or other voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(B) upon any acquisition of beneficial ownership of Common Stock or other voting securities of the Company directly from the Company, it being understood that an acquisition of beneficial ownership of Common Stock or other voting securities other than directly from the Company after already owning an amount equal to or in excess of the threshold set forth in Section II(d)(i) of this Exhibit A shall be deemed to be a Change of Control; or (C) upon any redemption of outstanding shares of Common Stock or other voting securities by the Company, it being understood that an acquisition of beneficial ownership of Common Stock or other voting securities other than directly from the Company after already owning an amount equal to or in excess of the threshold set forth in Section II(d)(i) of this Exhibit A shall be deemed to be a Change of Control. By way of example, if an entity (other than an Exempt Purchaser) were to beneficially own 19% of the outstanding shares of Common Stock of the Company and then purchased additional shares directly from the Company bringing its beneficial ownership to 21%, the purchase directly from the Company alone would not result in a Change of Control. If the Company were to then redeem shares of Common Stock thereby bringing the entity’s ownership to 24%, the redemption alone would not result in a Change of Control. If the entity were to then acquire one additional share of Common Stock on the open market or from a third party in a private transaction, that acquisition would constitute a Change of Control. (ii) Notwithstanding anything to the contrary herein, the Exempt Purchasers are exempt from Section II(d)(i) of this Exhibit A; it being understood that if, but for this Section II(e)(ii) of this Exhibit A, a Change of Control would have occurred and be continuing with respect to an Exempt Purchaser, and such entity subsequently ceases to be an Exempt Purchaser, a Change in Control shall be deemed to occur at such time. (iii) The “Exempt Purchasers” means (i) Daniel R. Tisch, TowerView, LLC, and DT Four Partners, LLC and (ii) any entity controlled by any one or more of the foregoing. For purposes of calculating their acquisitions and beneficial ownership, the Exempt Purchasers shall in all circumstances be calculated as a group. An Exempt Purchaser shall cease to be an Exempt Purchaser upon undergoing a Qualifying Transaction. (iv) A “Qualifying Transaction” with respect to an Exempt Purchaser means: (1) the acquisition of such entity by another individual or entity unless such Exempt Purchaser’s holders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity; or (2) a sale of all or substantially all of the assets of such entity.